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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:  January 17, 1996




                             HEALTHSOUTH Corporation
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                     1-10315                 63-0860407
     ------------------               ---------                ------------
      (State or Other                (Commission             (I.R.S. Employer
Jurisdiction of Incorporation        File Number)            Identification No.)
      or Organization)



 Two Perimeter Park South
    Birmingham, Alabama                                           35243
----------------------------                                   -------------
   (Address of Principal                                        (Zip Code)
     Executive Offices)



Registrant's Telephone Number,                                 (205) 967-7116
    Including Area Code:




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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS


         Effective January 17, 1996, HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), through its wholly-owned subsidiary, SCA Acquisition Corporation, a Delaware corporation (the "Subsidiary"), completed the acquisition of Surgical Care Affiliates, Inc., a Delaware corporation ("SCA"), through a merger of the Subsidiary into SCA. As contemplated by the terms of the Amended and Restated Plan and Agreement of Merger by and among the parties, SCA is the surviving corporation in the merger, and is wholly owned by the Company. SCA stockholders received 1.1726 shares of the Common Stock, par value $.01 per share, of the Company for each share of the Common Stock, par value $.25 per share, of SCA held by them. The exchange ratio represents a value of $34.16 per share to SCA's stockholders, resulting in an approximate value of the transaction of $1,338,000,000.

         Prior to consummation of the acquisition, SCA operated 67 outpatient surgery centers in 24 states.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (a)      Financial Statements of Businesses Acquired.

         The required audited consolidated financial statements of SCA at December 31, 1994 and 1993, and the periods then ended, were filed with SCA's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and are hereby incorporated herein by reference. The required unaudited consolidated financial statements of SCA at September 30, 1995, and the period then ended, were filed with SCA's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, and are hereby incorporated herein by reference.

         (b)      Pro Forma Financial Information.

         The required Pro Forma Consolidated Financial Statements of the Company for the fiscal year ended December 31, 1994, and at September 30, 1995, and the period then ended, were filed with the Company's Current Report on Form 8-K dated December 16, 1995, as amended, and are hereby incorporated herein by reference.


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         (c)      Exhibits.

                  (2) Amended and Restated Plan and Agreement of Merger, dated as of October 9, 1995, by and among HEALTHSOUTH Corporation, SCA Acquisition Corporation and Surgical Care Affiliates, Inc., filed as Annex A to the Prospectus forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 33-64935), as filed with the Commission on December 14, 1995, is hereby incorporated herein by reference.

                  (3) Restated Certificate of Incorporation of HEALTHSOUTH Corporation, as filed on January 17, 1996 with the Secretary of State of the State of Delaware.

                  (99)-1 Audited consolidated financial statements of SCA at December 31, 1994 and 1993, and the periods then ended, as filed with SCA's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, are hereby incorporated herein by reference.

                  (99)-2 Pro Forma Consolidated Financial Statements of the Company for the fiscal year ended December 31, 1994, and at September 30, 1995, and the period then ended, as filed with the Company's Current Report on Form 8-K dated December 16, 1995, are hereby incorporated herein by reference.


         The Registrant undertakes to furnish supplementally to the Commission upon request a copy of any Exhibit to the Amended and Restated Plan and Agreement of Merger, incorporated by reference herein as Exhibit (2).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      January 29, 1996

                             HEALTHSOUTH Corporation


                             By  /s/ Richard M. Scrushy
                                 ----------------------------------------
                                            Richard M. Scrushy,
                                           Chairman of the Board
                                         and Chief Executive Officer



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                                                                     Exhibit (3)


                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                             HEALTHSOUTH CORPORATION


         HEALTHSOUTH Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

         1. The name of the Corporation is HEALTHSOUTH Corporation.

         The Corporation was originally incorporated under the name AMCARE, Inc. The date of filing its original Certificate of Incorporation with the Secretary of State was February 22, 1984.

         2. This Restated Certificate of Incorporation further amends and restates the Restated Certificate of Incorporation of the Corporation by inserting therein a new Article FOURTH.

         3. The text of the Restated Certificate of Incorporation, as amended or supplemented heretofore, is further amended hereby to read as herein set forth in full:


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         "FIRST: The name of the Corporation is HEALTHSOUTH Corporation.

         SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD: The nature of the business or purposes to be conducted or promoted are:

                  (a) To  engage  in the  business  of  providing  comprehensive rehabilitation and clinical healthcare services on an ambulatory and inpatient basis in rehabilitation clinics and hospitals to the general public through the provision of physician services, physical therapy, social and/or psychological, respiratory therapy, cardiac rehabilitation, pulmo- nary rehabilitation, occupational therapy, speech pathology, prosthetic and orthotic devices, nursing care, drugs and biologicals, supplies, appliances and equipment and other services and to do any and all things necessary and appropriate to carry out such business effectively, including, without limitation, the owning, leasing, management and operation of medical facilities and other physical properties, either directly or indirectly, or in concert with others.

                  (b) To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.


         FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Fifty-One Million Five Hundred Thousand (251,500,000) shares, consisting of Two Hundred Fifty Million (250,000,000) shares

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of Common  Stock,  par value One Cent  ($.01) per share,  and One  Million  Five
Hundred Thousand (1,500,000) shares of Preferred Stock, par value Ten Cents ($.10) per share.

         Shares of Preferred Stock may be issued from time-to-time in one or more series, each such series to have such distinctive designation or title as may be stated and expressed in this Article FOURTH or as may be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and such relative, participating, optional or other special rights (including, without limitation, the right to convert the shares of such Preferred Stock into shares of the Corporation's Common Stock at such rate and upon such terms and conditions as may be fixed by the Corporation's Board of Directors), with such qualifications, limitations or restrictions of such preferences or rights as shall be stated and expressed in this Article FOURTH or in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted from time-to-time by the Board of Directors prior to the issuance of any shares thereof, in accordance with the laws of the State of Delaware.

         Except as may be otherwise provided in this Article FOURTH or in the resolution or resolutions providing for the

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issue of a  particular  series,  the Board of  Directors  may from  time-to-time increase the number of shares of any series already created by providing that any unissued shares of Preferred Stock shall constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series already created by providing that any unissued shares previously assigned to such series shall no longer constitute part thereof.

         FIFTH: The Board of Directors shall have the power to make, alter or repeal the Bylaws of the Corporation at any meeting at which a quorum is present by the affirmative vote of a majority of the whole Board of Directors. Election of Directors need not be by written ballot.

         SIXTH: Special Meetings of the stockholders of the Corporation may be called only by the Board of Directors of the Corporation by resolution adopted by a majority of the whole Board of Directors or in writing by the holders of at least 20% of the outstanding shares of the Corporation entitled to vote in elections of Directors.

         SEVENTH: (a) Unless the conditions set forth in clauses (1) through (4) of this Article SEVENTH, Section (a) are satisfied, the affirmative vote of the holders of Sixty-Six

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and Two-Thirds  Percent  (66-2/3%) of all shares of the Corporation  entitled to vote in elections of Directors, considered for the purposes of this Article SEVENTH as one class, shall be required for the adoption or authorization of a business combination (as hereinafter defined) with any other entity (as hereinafter defined) if, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon, the other entity is the beneficial owner, directly or indirectly, of more than Twenty Percent (20%) of the outstanding shares of the Corporation entitled to vote in elections of Directors, considered for the purposes of this Article SEVENTH as one class. The Sixty-Six and Two-Thirds Percent (66-2/3%) voting requirement set forth in the foregoing sentence shall not be applicable if:

                  (1) The cash, or fair market value of other consideration, to be received per share by holders of the Corporation's Common Stock in the business combination is at least an amount equal to (A) the highest per share price paid by the other entity in acquiring any of its holdings of the Corporation's Common Stock plus (B) the aggregate amount, if any, by which Five Percent (5%) per annum of that per share price exceeds the aggregate amount of all dividends paid in cash, in each case since the date on which the other entity acquired the Twenty Percent (20%) interest;



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                  (2) After the other entity has acquired a Twenty Percent (20%)
         interest and prior to the consummation of the business combination: (A)
         the  other   entity   shall  have  taken   steps  to  ensure  that  the
         Corporation's Board of Directors included at all times representation by continuing Director(s) (as hereinafter defined) proportionate to the stockholders of the public holders of the Corporation's Common Stock not affiliated with the other entity (with a continuing Director to occupy any resulting fractional board position); (B) the other entity
         shall  not  have  acquired  any  newly  issued   shares,   directly  or
         indirectly, from the Corporation (except upon conversion of convertible securities acquired by it prior to obtaining a Twenty Percent (20%) interest or as a result of a pro rata share dividend or share split); and (C) the other entity shall not have acquired any additional outstanding shares of the Corporation's Common Stock or securities convertible into shares of the Corporation's Common Stock except as a part of the transaction that resulted in the other entity's acquiring its Twenty Percent (20%) interest;

                  (3) The other entity shall not have (A) received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation or (B) made any major change in the Corporation's business or equity capital structure without in either case the approval of at least a majority of all the Directors and at least two-thirds of the continuing Directors prior to the consummation of the business combination; and

                  (4) A proxy statement responsive to the requirements of the Securities Exchange Act of 1934 shall have been mailed to public stockholders of the Corporation for the purpose of soliciting stockholder approval of the business combination and shall have contained at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the business combination that the continuing Directors, or any of them, may choose to state and, if deemed advisable by a majority of the continuing Directors, an opinion of a reputable investment banking firm as to the fairness of the terms of the business combination, from the point of view of the remaining public stockholders of the Corporation (the investment banking firm to be selected by a majority

                                     - 10 -

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         of the  continuing  Directors  and to be paid a reasonable  fee for its services by the Corporation upon receipt of the opinion).


         The provisions of this Article SEVENTH shall also apply to a business combination with any other entity that at any time has been the beneficial owner, directly or indirectly, of more than Twenty Percent (20%) of the outstanding shares of the Corporation entitled to vote in elections of Directors, considered for the purposes of this Article SEVENTH as one class, notwithstanding the fact that the other entity has reduced its shareholders below Twenty Percent (20%) if, as of the record date for the determination of stockholders entitled to notice of and to vote on the business combination, the other entity is an "affiliate" (as hereinafter defined) of the Corporation.

         (b) As used in this Article SEVENTH, (1) the term "other entity" shall include any corporation, person or other entity and any other entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement, or understanding, directly or indirectly, for the purpose of acquiring, holding, voting, or disposing of shares of the Corporation, or that is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on September 1, 1986, together with the successors and assigns of those persons in any transaction or series of

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transactions not involving a public offering of the Corporation's  shares within the meaning of the Securities Act of 1933; (2) an other entity shall be deemed to be the beneficial owner of any shares of the Corporation that the other entity (as defined above) has the right to acquire pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise; (3) the outstanding shares of any class of the Corporation shall include shares deemed owned through application of clause (2) above but shall not include any other shares that may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise; (4) the term "business combination" shall include (A) the sale, exchange, lease, transfer or other disposition by the Corporation of all, or substantially all, of its assets or business to any other entity, (B) the consolidation of the Corporation with or its merger into any other entity, (C) the merger into the Corporation of any other entity, or (D) a combination or majority share acquisition in which the Corporation is the acquiring corporation and its voting shares are issued or transferred to any other entity or to stockholders of any other entity, and the term "business combination" shall also include any agreement, contract or other arrangement with an other entity providing for any of the transactions described in (A) through (D) of this clause (4); (5) the term "continuing Director" shall mean either a person who was a member of the Corporation's Board of

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Directors on August 15, 1986,  or a person who was elected to the  Corporation's
Board of Directors by the public stockholders of the Corporation prior to the time when the other entity acquired in excess of five percent (5%) of the shares of the Corporation entitled to vote in the election of Directors, considered for the purposes of this Article SEVENTH as one class, or a person recommended to succeed a continuing Director by a majority of the continuing Directors; and (6) for the purposes of Article SEVENTH, Section (a), clause (1), the term "other consideration to be received" shall mean shares of the Corporation's Common Stock retained by its existing public stockholders in the event of a business combination with the other entity in which the Corporation is the surviving corporation.

         (c) A majority of the continuing Directors shall have the power and duty to determine for the purposes of this Article SEVENTH, on the basis of information known to them, whether (1) the other entity beneficially owns more than Twenty Percent (20%) of the outstanding shares of the Corporation entitled to vote in elections of Directors, (2) an other entity is an "affiliate" or "associate" (as defined above) of another, or (3) an other entity has an agreement, arrangement or understanding with another.


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         (d) Nothing  contained  in this Article  SEVENTH  shall be construed to relieve any other entity from any fiduciary obligation imposed by law.

         EIGHTH: Subject to the last sentence of this Article EIGHTH, the Corporation reserves the right to amend and repeal any provision contained in this Certificate of Incorporation including, without limiting the generality of the foregoing, the addition of a provision requiring a supermajority vote of stockholders to remove Directors. The provisions set forth in Articles SIXTH, SEVENTH and this Article EIGHTH of this Certificate of Incorporation may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of Sixty-Six and Two-Thirds Percent (66-2/3%) of all shares of the Corporation entitled to vote in elections of Directors, considered for purposes of this Article EIGHTH as one class.

         NINTH: No Director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director; provided, however, that this Article NINTH shall not eliminate the liability of a Director (a) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of

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law, (c) under Section 174 of the General  Corporation  Law of Delaware,  or (d)
for any transaction from which the Director derived an improper personal benefit.

         (4) In accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation has been duly adopted by the Directors of the Corporation and by vote of the stockholders.

         IN WITNESS WHEREOF, said HEALTHSOUTH Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Anthony J. Tanner, its Executive Vice President, and attested by William W.
Horton,  its Group Vice  President--Legal  Services,  this 17th day of  January,
1996.

                                       HEALTHSOUTH Corporation


                                       By   /s/ ANTHONY J. TANNER
                                          -------------------------
                                                Anthony J. Tanner
                                             Executive Vice President

[ CORPORATE SEAL ]

ATTEST:


By  /s/ WILLIAM W. HORTON
  ------------------------
      William W. Horton
     Assistant Secretary



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